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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Deluxe Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 18th day of September, 2000.


                              ESL PARTNERS, L.P.

                              By:    RBS Partners, L.P., its general partner
                              By:    ESL Investments, Inc., its general partner

                                     By:        /s/ EDWARD S. LAMPERT
                                           -------------------------------------
                                                Edward S. Lampert
                                                Chairman

                              ESL LIMITED

                              By:    ESL Investment Management, LLC, its
                                     investment manager

                                     By:        /s/ EDWARD S. LAMPERT
                                           -------------------------------------
                                                Edward S. Lampert
                                                Managing Member

                              ESL INSTITUTIONAL PARTNERS, L.P.

                              By: RBS Investment Management, LLC, its general partner

                                     By:        /s/ EDWARD S. LAMPERT
                                           -------------------------------------
                                                Edward S. Lampert
                                                Managing Member

                              ESL INVESTORS, L.L.C.

                              By:    RBS Partners, L.P., its manager
                              By:    ESL Investments, Inc., its general partner

                                     By:        /s/ EDWARD S. LAMPERT
                                           -------------------------------------
                                                Edward S. Lampert
                                                Chairman